UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2017

Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 8.01.	Other Events
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN) and Brown-Forman Corporation (Brown-Forman) (NYSE:BFA,BFB) today announced a five-year agreement through which Brown-Forman’s Woodford Reserve bourbon will be the presenting sponsor of the Kentucky Derby through 2022.

A copy of the press release announcing this partnership is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

99.1    Press Release dated October 25, 2017 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2017	CHURCHILL DOWNS INCORPORATED
	By:	/s/ Bradley K. Blackwell
	Name:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit
Number         Description
99.1 Press Release dated October 25, 2017 issued by Churchill Downs Incorporated.